UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT,

Pursuant to Section 13 OR 5(d) Of

The Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): June 28, 2005

CHYRON CORPORATION

(Exact name of registrant as specified in its charter)
New York	1-9014	11-2117385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 Hub Drive
Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; election of Directors; Appointment of Principal Officers.

Effective July 1, 2005, Kevin Prince has been promoted to the newly created position of Chief Operating Officer ("COO") of Chyron Corporation (the "Company"). Mr. Prince remains a Senior Vice President of the Company. In his new role as COO, Mr. Prince will continue to have responsibility for Engineering, Product Development and Product Management, and will take on the additional responsibility of overseeing Sales & Marketing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRON CORPORATION
By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and
Chief Financial Officer

Date: June 28, 2005